                                                                    EXHIBIT 99.7

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 3, 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1
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The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

               SCENARIO                                              1                2                 3                 4
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                 RATES                                            Forward          Forward           Forward          Forward
                 SPEED                           %pricing           100%             100%              100%            100%
           DEFAULT SEVERITY                                         35%              45%               55%              60%
          DEFAULT P&I ADVANCE                                       100%             100%              100%            100%
         DEFAULT RECOVERY LAG                     Months             0                0                 0                0
               TRIGGERS                                             Fail             Fail              Fail            Fail
             CLEANUP CALL                                       To Maturity      To Maturity       To Maturity      To Maturity
            DEFAULT BALANCE                                    Current Balance  Current Balance  Current Balance  Current Balance
            CPR = CDR + CRR                  Capped at prepay
               CPR = CRR                       PSA standard       CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
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                     INITIAL
            M/S       BOND      SUB-
CLASS     RATINGS     SIZE    DINATION
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A         Aaa/AAA    80.85     21.45         CDR
                                             CummLosses
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M1        Aa1/AA+     5.15     16.30         CDR
                                             CummLosses
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M2        Aa2/AA      3.40     12.90         CDR
                                             CummLosses
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M3         A2/A       5.50      7.40         CDR
                                             CummLosses
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M4         A3/A-      1.80      5.60         CDR
                                             CummLosses
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B1       Baa1/BBB+    1.30      4.30         CDR                    11.679 CDR        9.148 CDR        7.521 CDR        6.905 CDR
                                             CummLosses                   9.11%            9.60%            9.94%           10.07%
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B2       Baa2/BBB     1.00      3.30         CDR                    10.676 CDR        8.423 CDR        6.957 CDR        6.397 CDR
                                             CummLosses                   8.48%            8.96%            9.29%            9.42%
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B3       Baa3/BBB-    1.00      2.30         CDR                     9.719 CDR        7.711 CDR        6.394 CDR        5.891 CDR
                                             CummLosses                   7.85%            8.31%            8.63%            8.76%
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                       -        2.30         CDR
                                             CummLosses
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INTIAL AND TARGET OC   -        2.30
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               SCENARIO                             5                 6                7
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                 RATES                         Forward+200         Forward        Forward+200
                 SPEED                             100%              100%            100%
           DEFAULT SEVERITY                        60%               60%             60%
          DEFAULT P&I ADVANCE                      100%              100%           100%
         DEFAULT RECOVERY LAG                       0                 6              6
               TRIGGERS                            Fail              Fail          Fail
             CLEANUP CALL                      To Maturity       To Maturity     To Maturity
            DEFAULT BALANCE                  Current Balance   Current Balance  Current Balance
            CPR = CDR + CRR
               CPR = CRR                        CPR = CRR         CPR = CRR       CPR = CRR
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                     INITIAL
            M/S       BOND      SUB-
CLASS     RATINGS     SIZE    DINATION
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A         Aaa/AAA    80.85     21.45
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M1        Aa1/AA+     5.15     16.30
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M2        Aa2/AA      3.40     12.90
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M3         A2/A       5.50      7.40
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M4         A3/A-      1.80      5.60
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B1       Baa1/BBB+    1.30      4.30               4.763 CDR         7.097 CDR        4.532 CDR
                                                        7.25%            10.31%            6.93%
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B2       Baa2/BBB     1.00      3.30               4.258 CDR         6.343 CDR        4.082 CDR
                                                        6.55%             9.35%            6.30%
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B3       Baa3/BBB-    1.00      2.30               3.767 CDR         5.707 CDR        3.619 CDR
                                                        5.85%             8.52%            5.64%
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                       -        2.30
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INTIAL AND TARGET OC   -        2.30
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